Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Statement of Compliance
2.1	Statement of Compliance
The financial statements have been prepared in accordance with all applicable International Financial Reporting Standards (“IFRSs”) issued by the International Accounting Standards Board (“IASB”), which collective term includes all applicable individual International Financial Reporting Standards, International Accounting Standards (“IASs”) and Interpretations issued by the IASB. These consolidated financial statements have been authorized for issue by the Company’s board of directors on April 22, 2020.

Basis of Preparation
2.2	Basis of Preparation
The consolidated financial statements have been prepared under the historical cost convention, except that the following assets are stated at their fair value set out below:

•	Financial assets at fair value through other comprehensive income

•	Financial assets at fair value through profit and loss

(a)	Going Concern Assumption
As of December 31, 2019, current liabilities of the Group exceeded current assets by approximately RMB121.6 billion (2018: approximately RMB139.0 billion). Considering the current economic conditions and taking into account of the Group’s expected capital expenditure in the foreseeable future, management has comprehensively considered the Group’s available sources of funds as follows:

•	The Group’s continuous net cash inflows from operating activities;

•
Approximately RMB396.7 billion of revolving banking facilities and registered quota of commercial papers, promissory notes and corporate bonds, of which approximately RMB378.9 billion was unutilized as of December 31, 2019; and

•	Other available sources of financing from domestic banks and other financial institutions in view of the Group’s good credit history.
In addition, the Group believes it has the ability to raise funds from short, medium and long-term perspectives and maintain reasonable financing costs through appropriate financing portfolio.
Based on the above considerations, the Board of Directors is of the opinion that the Group has sufficient funds to meet its working capital commitments, expected capital expenditure and debt obligations. As a result, the consolidated financial statements of the Group have been prepared on a going concern basis.

(b)	Critical Accounting Estimates and Judgments
The preparation of the consolidated financial statements in conformity with IFRSs requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
Judgments made by management in the application of IFRSs that have significant effect on the financial statements and major sources of estimation uncertainty are discussed in Note 4.
(c)	New Accounting Standards and Amendments effective from January 1, 2018
The Group has early adopted IFRS 9 (2010) “Financial Instruments” (“IFRS 9 (2010)”) in 2011. In 2018, the Group has been impacted by IFRS 9 (2014), “Financial Instruments” (“IFRS 9 (2014)”) in relation to measurement of credit losses, and impacted by IFRS 15, “Revenue from Contracts with Customers” (“IFRS 15”) in relation to capitalization of contract costs and presentation of contract assets and contract liabilities. Details of the changes in accounting policies are discussed in Note 2.2(c)(ii) for IFRS 9 (2014) and Note 2.2(c)(iii) for IFRS 15.

(i)	Overview
Under the transition method chosen, the Group recognizes cumulative effect of the initial application of IFRS 9 (2014) and IFRS 15 as an adjustment to the opening balance of equity at January 1, 2018. Comparative information is not restated. The following table gives a summary of the opening balance adjustments recognized for each line item in the consolidated statements of financial position that has been impacted by IFRS 9 (2014) and IFRS 15:

	At December 31, 2017	Impact on initial application of IFRS 9 (2014) (Note 2.2(c)(ii))	Impact on initial application of IFRS 15 (Note 2.2(c)(iii))	At January 1, 2018
ASSETS
Deferred income tax assets	5,973	265	(584)	5,654
Contract assets	—	—	753	753
Other assets	20,721	—	(5,275)	15,446
Contract costs	—	—	6,856	6,856
Total non-current assets	495,261	265	1,750	497,276
Accounts receivable	13,964	(1,118)	—	12,846
Prepayments and other current assets	13,801	—	(2,221)	11,580
Contract assets	—	—	2,221	2,221
Total current assets	76,722	(1,118)	—	75,604
Total assets	571,983	(853)	1,750	572,880
EQUITY
Reserves	(20,912)	(85)	175	(20,822)
Retained profits
- Proposed final dividend	1,591	—	—	1,591
- Others	69,315	(768)	1,575	70,122
Total equity	304,347	(853)	1,750	305,244
CURRENT LIABILITIES
Accounts payable and accrued liabilities	125,260	—	3,671	128,931
Current portion of deferred revenue	350	—	(311)	39
Advances from customers	49,283	—	(49,000)	283
Contract liabilities	—	—	45,640	45,640
NON-CURRENT LIABILITIES
Deferred revenue	3,020	—	(782)	2,238
Contract liabilities	—	—	782	782
Total equity and liabilities	571,983	(853)	1,750	572,880
Net current liabilities	(165,900)	(1,118)	—	(167,018)
Total assets less current liabilities	329,361	(853)	1,750	330,258
Further details of these changes are set out in sub-sections (ii) and (iii) of this note.

(ii)	IFRS 9 (2014), “Financial instruments”, including the amendments to IFRS 9, “Prepayment features with negative compensation”
The Group has early adopted IFRS 9 (2010) in 2011 and has applied IFRS 9 (2014) on January 1, 2018. Compared with IFRS 9 (2010), IFRS 9 (2014) includes the new expected credit losses model for impairment of financial assets, the new general hedge accounting requirements and limited amendments to the classification and measurement of financial assets.
The Group has applied IFRS 9 (2014) retrospectively to items that existed at January 1, 2018 in accordance with the transition requirements. The Group has recognized the cumulative effect of initial application as an adjustment to the opening equity at January 1, 2018. Therefore, comparative information continues to be reported under IFRS 9 (2010).
The following table summarizes the impact of transition to IFRS 9 (2014) on retained profits and reserves and the related tax impact at January 1, 2018.

Reserves and Retained profits
Recognition of additional expected credit losses on:
- financial assets measured at amortized cost	(1,118)
Related tax	265
Net decrease in retained profits and reserves at January 1, 2018	(853)
Further details of the nature and effect of the changes to previous accounting policies and the transition approach are set out below:

i.	Credit losses
IFRS 9 (2014) replaces the “incurred loss” model in IFRS 9 (2010) with an “expected credit loss” (“ECL”) model. The ECL model requires an ongoing measurement of credit risk associated with a financial asset and therefore recognizes ECLs earlier than under the “incurred loss” accounting model in IFRS 9 (2010).
The Group applies the new ECL model to the following items:

•
financial assets measured at amortized cost (including cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets); and

•	contract assets as defined in IFRS 15 (see Note 2.2(c)(iii)).
For further details on the Group’s accounting policy for accounting for credit losses, see Note 2.14.
Opening balance adjustment
As a result of this change in accounting policy, the Group has recognized additional ECLs amounting to RMB1,118 million, which decreased statutory reserve and retained profits by RMB853 million and increased gross deferred tax assets by RMB265 million at January 1, 2018.
The following table reconciles the closing loss allowance determined in accordance with IFRS 9 (2010) as of December 31, 2017 with the opening loss allowance determined in accordance with IFRS 9 (2014) as of January 1, 2018.

Loss allowance at December 31, 2017 under IFRS 9 (2010)	6,657
Additional credit loss recognized at January 1, 2018 on:
- Accounts receivable	1,118
Loss allowance at January 1, 2018 under IFRS 9 (2014)	7,775

ii.	Transition
Changes in accounting policies resulting from the adoption of IFRS 9 (2014) have been applied retrospectively, except as described below:

•
Information relating to comparative periods has not been restated. Differences in the carrying amounts of financial assets resulting from the adoption of IFRS 9 (2014) are recognized in retained profits and reserves as of January 1, 2018. Accordingly, the information presented for 2017 continues to be reported under IFRS 9 (2010) and thus may not be comparable with the information presented for 2018.

•
If, at the date of initial application, the assessment of whether there has been a significant increase in credit risk since initial recognition would have involved undue cost or effort, a lifetime ECL has been recognized for that financial instrument.

(iii)	IFRS 15, “Revenue from Contracts with Customers”
IFRS 15 establishes a comprehensive framework for recognizing revenue and some costs from contracts with customers. IFRS 15 replaces IAS 18, “Revenue”, which covered revenue arising from sale of goods and rendering of services, and IAS 11, “Construction contracts”, which specified the accounting for construction contracts.
IFRS 15 also introduces additional qualitative and quantitative disclosure requirements which aim to enable users of the financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.
The Group has elected to use the cumulative effect transition method and has recognized the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2018. Therefore, comparative information has not been restated and continues to be reported under IAS 11 and IAS 18. As allowed by IFRS 15, the Group has applied the new requirements only to contracts that were not completed before January 1, 2018.
The Group’s previous revenue recognition accounting policies of bundled sales transactions were generally consistent with the requirements of IFRS 15 in material respects.
Further details of the nature and effect of the changes on previous accounting policies are set out below:

i.	Sales commission
The Group previously recognized sales commissions payable as other operating expenses when they were incurred. Under IFRS 15, the Group is required to capitalize these sales commissions as costs of obtaining contracts when they are incremental and are expected to be recovered, unless the expected amortization period is one year or less from the date of initial recognition of the asset, in which case the sales commissions can be expensed when incurred. Capitalized commissions are charged to profit or loss when the revenue from the related contract is recognized and are included as other operating expenses at that time.
The following table summarizes the impact of transition to IFRS 15 on retained profits and reserves and the related tax impact at January 1, 2018:

Reserves and Retained profits
Capitalization of sales commissions	2,334
Related tax	(584)
Net increase in retained profits and reserves at January 1, 2018	1,750

ii.	Presentation of contract assets, contract cost and contract liabilities
Under IFRS 15, a receivable is recognized only if the Group has an unconditional right to consideration. If the Group recognizes the related revenue before being unconditionally entitled to the consideration for the promised goods and services in the contract, then the entitlement to consideration is classified as a contract asset. Similarly, a contract liability, rather than a payable, is recognized when a customer pays consideration, or is contractually required to pay consideration and the amount is already due, before the Group recognizes the related revenue. For a single contract with the customer, either a net contract asset or a net contract liability is presented. For multiple contracts, contract assets and contract liabilities of unrelated contracts are not presented on a net basis.

Previously, contract balances relating to contracts in progress were presented in the consolidated statements of financial position under “Prepayments and other current assets”, “Other assets”, “Advances from customers” and “Deferred revenue”.
To reflect these changes in presentation, the Group has made the following adjustments at January 1, 2018, as a result of the adoption of IFRS 15:

a.
“Receivables for the sales of mobile handsets, net of allowance” which were previously included in “Prepayments and other current assets” and “Other assets”, amounting to RMB2,221 million and RMB753 million, respectively, are now included under contract assets.

b.
“Direct incremental costs for activating broadband and Internet Protocol Television (“IPTV”) subscribers” which were previously included in “Other assets”, amounting to RMB4,522 million, are now included under contract costs.

c.
(1) “Advances received from customers for prepaid cards, other calling cards and prepaid service fees” amounting to RMB45,329 million, which were previously included in “Advances from customers”; (2) “allocated portion of fair value for the subscriber points reward” which were previously included in “Deferred revenue” and “Current portion of deferred revenue”, amounting to RMB525 million and RMB207 million, respectively; (3) “installation fees of fixed-line service” which were previously included in “Deferred revenue” and “Current portion of deferred revenue”, amounting to RMB207 million and RMB104 million, respectively; and (4) “Advances received from customers for transmission lines usage and associated services” amounting to RMB50 million, which were previously included in “Deferred revenue”, are now included under contract liabilities. “Value-added tax (“VAT”) received from customer in advance” amounting to RMB3,671 million, which were previously included in “Advances from customers” are now included in accounts payables and accrued liabilities.

iii.	Disclosure of the estimated impact on the amounts reported in respect of the year ended December 31, 2018 as a result of the adoption of IFRS 15 on January 1, 2018.
The following tables summarize the estimated impact of adoption of IFRS 15 on the Group’s consolidated financial statements for the year ended December 31, 2018, by comparing the amounts reported under IFRS 15 in these consolidated financial statements with estimates of the hypothetical amounts that would have been recognized under IAS 18 and IAS 11 if those superseded standards had continued to apply to 2018 instead of IFRS 15. These tables show only those line items impacted by the adoption of IFRS 15:

	Amounts reported in accordance with IFRS 15	Hypothetical amounts under IASs 18 and 11	Difference: Estimated impact of adoption of IFRS 15 on 2018
Line items in the consolidated statements of income for the year ended December 31, 2018 impacted by the adoption of IFRS 15:
Other operating expenses	62,561	62,074	487
Income before taxation	13,081	13,568	(487)
Income tax expenses	(2,824)	(2,946)	122
Net income for the year	10,257	10,622	(365)
Net income attributable to equity shareholders of the Company	10,197	10,562	(365)
Earnings per share for income attributable to equity shareholders of the Company during the year:
Basic earnings per share (RMB)	0.33	0.34	(0.01)
Diluted earnings per share (RMB)	0.33	0.34	(0.01)
Line items in the consolidated statements of comprehensive income for the year ended December 31, 2018 impacted by the adoption of IFRS 15:
Total comprehensive income for the year	10,012	10,377	(365)
Total comprehensive income attributable to:
Equity shareholders of the Company	9,952	10,317	(365)

	Amounts reported in accordance with IFRS 15	Hypothetical amounts under IASs 18 and 11	Difference: Estimated impact of adoption of IFRS 15 on 2018
Line items in the consolidated statements of financial position as of December 31, 2018 impacted by the adoption of IFRS 15:
ASSETS
Deferred income tax assets	3,401	3,630	(229)
Contract assets	570	—	570
Other assets	14,645	19,000	(4,355)
Contract costs	5,632	—	5,632
Total non-current assets	464,411	462,793	1,618
Prepayments and other current assets	11,106	12,360	(1,254)
Contract assets	1,254	—	1,254
Total current assets	75,909	75,909	—
Total assets	540,320	538,702	1,618
EQUITY
Reserves	(20,154)	(20,293)	139
Retained profits
- Others	75,920	74,674	1,246
Total equity	314,286	312,901	1,385
LIABILITIES
Accounts payable and accrued liabilities	122,458	119,060	3,398
Taxes payable	911	678	233
Current portion of deferred revenue	78	1,161	(1,083)
Advances from customers	328	45,293	(44,965)
Contract liabilities	42,650	—	42,650
Total current liabilities	214,910	214,677	233
Total equity and liabilities	540,320	538,702	1,618
Net current liabilities	(139,001)	(138,768)	(233)
Total assets less current liabilities	325,410	324,025	1,385
Line items in the reconciliation of income before taxation to cash generated from operations for the year ended December 31, 2018 impacted by the adoption of IFRS 15:
Income before taxation	13,081	13,568	(487)
Increase in contract costs	(3,001)	—	(3,001)
Decrease/(Increase) in other assets	1,584	(1,721)	3,305
Decrease in contract assets	1,150	—	1,150
Decrease in prepayments and other current assets	60	1,027	(967)
Increase in accounts payable and accrued liabilities	6,591	6,268	323
Decrease in contract liabilities	(4,322)	—	(4,322)
Increase in deferred revenue	1,474	1,464	10
Increase/(Decrease) in advances from customers	45	(3,944)	3,989
The differences arise as a result of the changes in accounting policies described above.

(d)	New Accounting Standards and Amendments effective from January 1, 2019
The IASB have issued new IFRSs and a number of amendments and interpretations to IFRSs and IASs that are first effective from January 1, 2019. Of these, the following developments are relevant to the Group’s consolidated financial statements:

•	IFRS 16, “Leases” (“IFRS 16”)

•	IFRIC 23, “Uncertainty over income tax treatments”

•	Annual improvement to IFRSs 2015-2017 Cycle

•	Amendments to IAS 28, “Long-term interests in associates and joint ventures”

•	Amendments to IAS 19, “Plan amendment, curtailment or settlement”
Except for IFRS 16, none of the developments have had a material effect on how the Group’s results and financial position for the current or prior periods have been prepared or presented in this consolidated financial statements.

(i)	IFRS 16, “Leases”
IFRS 16 replaces IAS 17, “Leases” (“IAS 17”), and the related interpretations, IFRIC 4, “Determining whether an arrangement contains a lease”, SIC 15, “Operating leases-incentives” and SIC 27, “Evaluating the substance of transactions involving the legal form of a lease”. It introduces a single accounting model for lessees, which requires a lessee to recognize a right-of-use
asset and a lease liability for all leases, except for leases that have a lease term of 12 months or less (“short-term leases”) and leases of low value assets. The lessor accounting requirements are brought forward from IAS 17 substantially unchanged.
IFRS 16 also introduces additional qualitative and quantitative disclosure requirements which aim to enable users of the consolidated financial statements to assess the effect that leases have on the financial position, financial performance and cash flows of an entity.
The Group has initially applied IFRS 16 as from January 1, 2019. The Group has elected to use the modified retrospective approach and measure the carrying amount of right-of-use
asset as if IFRS 16 had been applied since the commencement date, discounted using the lessee’s incremental borrowing rate at the date of initial application. The Group has therefore recognized the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2019. Comparative information has not been restated and continues to be reported under IAS 17.
Further details of the nature and effect of the changes to previous accounting policies and the transition options applied are set out below:
(1) New definition of a lease
The change in the definition of a lease mainly relates to the concept of control. IFRS 16 defines a lease on the basis of whether a customer controls the use of an identified asset for a period of time, which may be determined by a defined amount of use. Control is conveyed where the customer has both the right to direct the use of the identified asset and to obtain substantially all of the economic benefits from that use.
The Group applies the new definition of a lease in IFRS 16 only to contracts that were entered into or changed on or after January 1, 2019. For contracts entered into before January 1, 2019, the Group has used the transitional practical expedient to grandfather the previous assessment of which existing arrangements are or contain leases.
Accordingly, contracts that were previously assessed as leases under IAS 17 continue to be accounted for as leases under IFRS 16 and contracts previously assessed as non-lease
service arrangements continue to be accounted for as executory contracts.
(2) Lessee accounting and transitional impact
IFRS 16 eliminates the requirement for a lessee to classify leases as either operating leases or finance leases, as was previously required by IAS 17. Instead, the Group is required to capitalize all leases when it is the lessee, including leases previously classified as operating leases under IAS 17, other than those short-term leases and leases of low-value
assets. As far as the Group is concerned, these newly capitalized leases are primarily in relation to telecommunications equipment, properties and other assets. For an explanation of how the Group applies lessee accounting, see Note 2.28(a)(i).
At the date of transition to IFRS 16 (i.e. January 1, 2019), the Group determined the length of the remaining lease terms and measured the lease liabilities for the leases previously classified as operating leases at the present value of the remaining lease payments, discounted using the relevant incremental borrowing rates at January 1, 2019. The weighted average of the incremental borrowing rates used for determination of the present value of the remaining lease payments was 3.7%.
To ease the transition to IFRS 16, the Group applied the following recognition exemption and practical expedients at the date of initial application of IFRS 16:

a
the Group elected not to apply the requirements of IFRS 16 in respect of the recognition of lease liabilities and right-of-use
assets to leases for which the remaining lease term ends within 12 months from the date of initial application of IFRS 16, i.e. where the lease term ends on or before December 31, 2019; and

b
when measuring the lease liabilities at the date of initial application of IFRS 16, the Group applied a single discount rate to a portfolio of leases with reasonably similar characteristics (such as leases with a similar remaining lease term for a similar class of underlying asset in a similar economic environment).

The following table reconciles the operating lease commitments as of December 31, 2018 as disclosed in Note 47.2 to the opening balance for lease liabilities recognized as of January 1, 2019:

January 1, 2019
Operating lease and other commitments at December 31, 2018	54,751
Less: commitments relating to non-lease elements at December 31, 2018	(14,345)

Operating lease commitments at December 31, 2018	40,406
Less: commitments relating to leases exempt from capitalization:
- short-term leases and other leases with remaining lease term ending on or before December 31, 2019	(721)
- leases of low-value assets	(36)
Less: total future interest expenses	(3,169)

Present value of remaining lease payments, discounted using the incremental borrowing rate at January 1, 2019	36,480
Add: finance lease liabilities recognized as of December 31, 2018	240

Total lease liabilities recognized at January 1, 2019	36,720

The
right-of-use
assets in relation to leases previously classified as operating leases have been recognized as if IFRS 16 had always been applied since the commencement date of the lease.
So far as the impact of the adoption of IFRS 16 on leases previously classified as finance leases is concerned, the Group is not required to make any adjustments at the date of initial application of IFRS 16, other than changing the captions for the balances. Accordingly, instead of “Obligations under finance leases”, these amounts are included within “Lease liabilities”, and the depreciated carrying amount of the corresponding leased asset is identified as a right-of-use
asset. There is no impact on the opening balance of equity.
The following table summarizes the impacts of the adoption of IFRS 16 on the Group’s consolidated statements of financial position:

	Note	Carrying amount at December 31, 2018	Capitalization of operating lease contracts	Carrying amount at January 1, 2019
Line items in the consolidated statements of financial position impacted by the adoption of IFRS 16:

ASSETS
Property, plant and equipment	15	384,475	(343)	384,132
Lease prepayments	16	9,290	(9,290)	—
Right-of-use assets	17	—	47,359	47,359
Interest in associates	20	35,758	(264)	35,494
Deferred income tax assets	13	3,401	271	3,672
Other assets	25	14,645	(1,801)	12,844
Total non-current assets		464,411	35,932	500,343

Prepayments and other current assets	28	11,106	(526)	10,580

Total current assets		75,909	(526)	75,383

Total assets		540,320	35,406	575,726

EQUITY
Reserves		(20,154)	(107)	(20,261)
Retained profits
- Proposed 2018 final dividend		4,100	—	4,100
- Others		75,920	(967)	74,953

Total equity		314,286	(1,074)	313,212

	Note	Carrying amount at December 31, 2018	Capitalization of operating lease contracts	Carrying amount at January 1, 2019
Line items in the consolidated statements of financial position impacted by the adoption of IFRS 16:

Lease liabilities (non-current portion)	37	—	27,576	27,576
Other obligations	39	190	(6)	184

Total non-current liabilities		11,124	27,570	38,694

Lease liabilities (current portion)	37	—	9,144	9,144
Current portion of other obligations	39	2,844	(234)	2,610

Current liabilities		214,910	8,910	223,820

Net current liabilities		(139,001)	(9,436)	(148,437)

Total assets less current liabilities		325,410	26,496	351,906

(3)	Impact on the financial results and cash flows of the Group
After the initial recognition of
right-of-use
assets and lease liabilities as of January 1, 2019, the Group as a lessee is required to recognize interest expense accrued on the outstanding balance of the lease liability, and the depreciation of the right-of-use
assets, instead of the previous policy of recognizing rental expenses incurred under operating leases on a straight-line basis over the lease term. This results in a negative impact on the reported profit for the year in the Group’s consolidated statements of income, as compared to the results if IAS 17 had been applied during the year.
In the statements of cash flows, the Group as a lessee is required to split rentals paid under capitalized leases into their capital element and interest element (see Note 30(c)). Capital element of lease rentals paid are classified as financing cash outflows, similar to how leases previously classified as finance leases under IAS 17 were treated, rather than as operating cash outflows, as was the case for operating leases under IAS 17. Similar to other interest payments of the Group, interest element of lease rentals paid are classified as operating activities in the consolidated cash flow statements. Although total cash flows are unaffected, the adoption of IFRS 16 therefore results in a significant change in presentation of cash flows within the consolidated statements of cash flows (see Note 30(c)).
The following tables give an indication of the estimated impact of adoption of IFRS 16 on the Group’s financial results and cash flows for the year ended December 31, 2019, by adjusting the amounts reported under IFRS 16 in these consolidated financial statements to compute estimates of the hypothetical amounts that would have been recognized under IAS 17 if this superseded standard had continued to apply in 2019 instead of IFRS 16, and by comparing these hypothetical amounts for 2019 with the actual 2018 corresponding amounts which were prepared under IAS 17.

	Year ended December 31, 2019				Year ended December 31, 2018
	Amounts reported under IFRS 16 (A)	Add back: IFRS 16 depreciation and interest expense (B)	Deduct: Estimated amounts related to operating lease as if under IAS 17 (Note i) (C)	Hypothetical amounts for 2019 as if under IAS 17 (D=A+B+C)	Compared to amounts reported for 2018 under IAS 17
Financial results for the year ended December 31, 2019 impacted by the adoption of IFRS 16:

Depreciation and amortization	(83,080)	10,579	—	(72,501)	(75,777)
Network, operation and support expenses	(43,236)	—	(11,345)	(54,581)	(55,077)
Other operating expenses	(64,480)	—	(192)	(64,672)	(62,561)
Finance costs	(2,123)	1,349	—	(774)	(1,625)
Share of net profit of associates	1,359	37	—	1,396	2,477
Income before income tax	14,167	11,965	(11,537)	14,595	13,081
Net income for the year	11,372	11,965	(11,537)	11,800	10,257

	Year ended December 31, 2019			Year ended December 31, 2018
	Amounts reported under IFRS 16 (A)	Estimated amounts related to operating leases as if under IAS 17 (Notes i & ii) (B)	Hypothetical amounts for 2019 as if under IAS 17 (C=A+B)	Compared to amounts reported for 2018 under IAS 17
Line items in the consolidated statements of cash flows for the year ended December 31, 2019 impacted by the adoption of IFRS 16:

Cash generated from operations	94,952	(10,883)	84,069	93,882
Net cash inflow from operating activities	93,678	(10,883)	82,795	92,387

Capital element of lease rentals paid	(11,123)	10,883	(240)	—
Net cash outflow from financing activities	(29,765)	10,883	(18,882)	(34,058)

i
The “estimated amounts related to operating leases” is an estimate of the amount that relate to leases which would have been classified as operating leases, if IAS 17 had still applied in 2019. This estimate assumes that all of the new leases entered into in 2019 would have been classified as operating leases under IAS 17, if IAS 17 had still applied in 2019. Any potential net tax effect is ignored.

ii
In this impact table, these cash outflows are reclassified from financing to operating in order to compute hypothetical amounts of net cash inflow from operating activities and net cash outflow from financing activities as if IAS 17 still applied.

(4)	Lessor accounting
The Group mainly leases out a number of items of properties as the lessor of operating leases. The accounting policies applicable to the Group as a lessor remain substantially unchanged from those under IAS 17.
Under IFRS 16, when the Group acts as an intermediate lessor in a sublease arrangement, the Group is required to classify the sublease as a finance lease or an operating lease by reference to the right-of-use
asset arising from the head lease, instead of by reference to the underlying asset. The adoption of IFRS 16 does not have a significant impact on the Group’s consolidated financial statements in this regard.
(e)	Possible impact of amendments, new standards and interpretations issued but not yet effective for the year ended December 31, 2019
The IASB has issued a new IFRS and a number of amendments to IFRSs and IAS which are not yet effective for the year ended December 31, 2019 and which have not been adopted in these consolidated financial statements. Of these, the following developments are relevant to the Group’s consolidated financial statements:

Effective for accounting periods beginning on or after
Amendments to References to Conceptual Framework in IFRS Standards	January 1, 2020
Amendments to IFRS 3, “Definition of a business”	January 1, 2020
Amendments to IAS 1 and IAS 8, “Definition of material”	January 1, 2020
IFRS 17, “Insurance Contracts”	January 1, 2021
The Group is assessing the impact of such new standards, amendments to standards and interpretations, and will adopt the relevant standards, amendments to standards and interpretations in the subsequent period as required. So far it has concluded that the adoption of them is unlikely to have a significant impact on the consolidated financial statements.

Subsidiaries and Non-Controlling Interests
2.3	Subsidiaries and Non-Controlling Interests
Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed, or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. When assessing whether the Group has power, only substantive rights (held by the Group and other parties) are considered.
An investment in a subsidiary is consolidated into the consolidated financial statements from the date that control commences until the date that control ceases. Intra-group balances, transactions and cash flows and any unrealized profits arising from intra-group transactions are eliminated in full in preparing the consolidated financial statements. Unrealized losses resulting from intra-group transactions are eliminated in the same way as unrealized gains but only to the extent that there is no evidence of impairment.
The Group adopted the purchase method of accounting to account for business combination of entities and businesses under common control before 2005. Under the purchase method of accounting in force at the date of the acquisition, the cost of an acquisition was measured at the fair value of the assets given, equity instruments issued and liabilities incurred or assumed at the date of exchange, plus costs directly attributable to the acquisition. Identifiable assets acquired and liabilities and contingent liabilities assumed were measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling
interest. The excess of the cost of acquisition over the fair value of the Group’s share of the identifiable net assets acquired was recorded as goodwill. If the cost of acquisition was less than the fair value of the Group’s share of the identifiable net assets of the subsidiary acquired, the difference was recognized directly in the statements of income.
Business combination of entity and business under common control of the Group after 2005 was accounted for using merger accounting. Upon the first adoption of IFRSs by the Group in 2008, the Group adopted the accounting policy to account for business combinations of entities and businesses under common control using the predecessor values method.
Non-controlling
interests represent the equity in a subsidiary not attributable directly or indirectly to the Company, and in respect of which the Group has not agreed any additional terms with the holders of those interests which would result in the Group as a whole having a contractual obligation in respect of those interests that meets the definition of a financial liability. For each business combination, the Group can elect to measure any non-controlling
interests either at fair value or at the
non-controlling
interests’ proportionate share of the subsidiary’s net identifiable assets.
Non-controlling
interests are presented in the consolidated statements of financial position within equity, separately from equity attributable to the equity shareholders of the Company.
Non-controlling
interests in the results of the Group are presented on the face of the consolidated statements of income and the consolidated statements of comprehensive income as an allocation of the total profit or loss and total comprehensive income for the year between non-controlling
interests and the equity shareholders of the Company. Loans from holders of non-controlling
interests and other contractual obligations towards these holders are presented as financial liabilities in the consolidated statements of financial position in accordance with Note 2.20 depending on the nature of the liability.
Changes in the Group’s interests in a subsidiary that do not result in a loss of control are accounted for as equity transactions, whereby adjustments are made to the amounts of controlling and non-controlling
interests within consolidated equity to reflect the change in relative interests, but no adjustments are made to goodwill and no gain or loss is recognized.
When the Group loses control of a subsidiary, it is accounted for as a disposal of the entire interest in that subsidiary, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former subsidiary at the date when control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset (see Note 2.12) or, when appropriate, the cost on initial recognition of an investment in an associate or joint venture (see Note 2.4).
In the Company’s statements of financial position, an investment in a subsidiary is stated at cost less impairment losses (see Note 2.13), unless the investment is classified as held for sale (or included in a disposal group that is classified as held for sale).

Associates and Joint Ventures
2.4	Associates and Joint Ventures
An associate is an entity in which the Group has significant influence, but not control or joint control, over its management, including participation in the financial and operating policy decisions.
A joint venture is an arrangement whereby the Group and other parties contractually agree to share control of the arrangement, and have rights to the net assets of the arrangement.
An investment in an associate or a joint venture is accounted for in the consolidated financial statements under the equity method, unless it is classified as held for sale (or included in a disposal group that is classified as held for sale). Under the equity method, the investment is initially recorded at cost, adjusted for any excess of the Group’s share of the acquisition-date fair values of the investee’s identifiable net assets over the cost of the investment (if any). The cost of the investment includes purchase price, other costs directly attributable to the acquisition of the investment, and any direct investment into the associate or joint venture that forms part of the Group’s equity investment. Thereafter, the investment is adjusted for the post acquisition change in the Group’s share of the investee’s net assets and any impairment loss relating to the investment. The Group’s share of the post-acquisition post-tax
results of the investees and any impairment losses for the year are recognized in the consolidated statements of income, whereas the Group’s share of the post-acquisition post-tax
items of the investees’ other comprehensive income is recognized as other comprehensive income in the consolidated statements of comprehensive income.
When the Group’s share of losses exceeds its interest in the associate or the joint venture, the Group’s interest is reduced to nil and recognition of further losses is discontinued except to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the investee. For this purpose, the Group’s interest is the carrying amount of the investment under the equity method together with the Group’s long-term interests that in substance form part of the Group’s net investment in the associate or the joint venture (after applying the ECL model to such other long-term interests where applicable).
Unrealized profits and losses resulting from transactions between the Group and its associates and joint venture are eliminated to the extent of the Group’s interest in the investee, except where unrealized losses provide evidence of an impairment of the asset transferred, in which case they are recognized immediately in profit or loss.
If an investment in an associate becomes an investment in a joint venture or vice versa, retained interest is not remeasured. Instead, the investment continues to be accounted for under the equity method.
In all other cases, when the Group ceases to have significant influence over an associate or joint control over a joint venture, it is accounted for as a disposal of the entire interest in that investee, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former investee at the date when significant influence or joint control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset.

Segment Reporting
2.5	Segment Reporting
Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision-Maker (“CODM”). The CODM, who is responsible for allocating resources and assessing performance of the operating segments regularly, has been identified as the Executive Directors of the Company that makes strategic decisions.

Foreign Currency Translation
2.6	Foreign Currency Translation

(a)	Functional and presentation currency
Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entities operate (“the functional currency”). The consolidated financial statements are presented in RMB, which is the Company’s functional and presentation currency.
For the convenience of the reader, the translation of RMB into United States dollars (“US$”) has been made at the rate of RMB6.9618 to US$1.00, representing the rate as certified by the H.10 weekly statistical release of Federal Reserve Board on December 31, 2019. No representation is made that RMB amounts could have been, or could be, converted into US$ at that rate or at any other certain rate on December 31, 2019 or at any other date. The US$ convenience translation is not required under IFRS and all US$ convenience translation amounts in the accompanying consolidated financial statements are unaudited.

(b)	Transactions and balances
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are re-measured.
Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end
exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statements of income.
(c)	Group companies
The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	Assets and liabilities for each statement of financial position presented are translated at the closing rate at the statements of financial position date;

•
Income and expenses for each statement of income are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

•	All resulting exchange differences are recognized in other comprehensive income and as a separate component of equity into other reserve.
On consolidation, exchange differences arising from the translation of the net investment in foreign operations, and of borrowings and other currency instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, such exchange differences are recognized in the statements of income as part of the gain or loss on disposal.

Property, Plant and Equipment
2.7	Property, Plant and Equipment

(a)	Construction-in-progress
Construction-in-progress
(“CIP”) represents buildings, plant and equipment under construction and pending installation, and is stated at cost less accumulated impairment losses. Costs include construction and acquisition costs, and interest charges arising from borrowings used to finance the assets during the construction period. No provision for depreciation is made on CIP until such time as the assets are completed and ready for its intended use. When the asset being constructed becomes available for use, the CIP is transferred to the appropriate category of assets.

(b)	Property, plant and equipment
Property, plant and equipment held by the Group are stated at cost less accumulated depreciation and accumulated impairment losses, and are depreciated over their expected useful lives.
Property, plant and equipment comprise buildings, telecommunications equipment, leasehold improvements, office furniture, fixtures, motor vehicles and other equipment. The cost of an asset, except for those acquired in exchange for a non-monetary
asset or assets, comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.
If an item of property, plant and equipment is acquired in exchange for another item of property, plant and equipment, the cost of such an item of property, plant and equipment is measured at fair value unless (i) the exchange transactions lacks commercial substance or (ii) the fair value of neither the asset received nor the asset given up is reliably measurable. If the acquired item is not measured at fair value, its cost is measured at the carrying amount of the asset given up.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable at the time the costs are incurred that future economic benefits associated with the item will flow to the Group, and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statements of income during the financial period in which they are incurred.
(c)	Depreciation
Depreciation on property, plant and equipment is calculated using the straight-line method to allocate their costs less their residual values over their estimated useful lives, as follows:

	Depreciable life	Residual rate
Buildings	10 - 30 years	3-5%
Telecommunications equipment	5 - 10 years	3-5%
Office furniture, fixtures, motor vehicles and other equipment	5 - 10 years	3-5%
Leasehold improvements are depreciated over the shorter of their estimated useful lives and the lease periods.
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each statement of financial position date.
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (Note 2.13).

(d)	Gain or loss on disposal of property, plant or equipment
Gains or losses on disposal of property, plant or equipment are determined by comparing the net sales proceeds with the carrying amounts, and are recognized in the statements of income.

Goodwill
2.8	Goodwill
Goodwill represents the excess of the cost of an acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is tested at least annually for impairment and carried at cost less accumulated impairment losses. Impairment losses on goodwill are not reversed. Gain or loss on the disposal of an entity includes the carrying amount of goodwill relating to the entity sold.
Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash-generating units or groups of cash-generating units that are expected to benefit from the synergies of business combination in which the goodwill arose.

Contract costs
2.9	Contract costs
Contract costs are either the incremental costs of obtaining a contract with a customer or the costs to fulfill a contract with a customer which are not capitalized as inventory (see Note 2.15), property, plant and equipment (see Note 2.7) or intangible assets.
Incremental costs of obtaining a contract are those costs that the Group incurs to obtain a contract with a customer that it would not have incurred if the contract had not been obtained e.g. an incremental sales commission. Incremental costs of obtaining a contract are capitalized when incurred if the costs are expected to be recovered, unless the expected amortization period is one year or less from the date of initial recognition of the asset, in which case the costs are expensed when incurred. Other costs of obtaining a contract are expensed when incurred.
Costs to fulfill a contract are capitalized if the costs relate directly to an existing contract or to a specifically identifiable anticipated contract; generate or enhance resources that will be used to provide goods or services in the future; and are expected to be recovered. Costs that relate directly to an existing contract or to a specifically identifiable anticipated contract may include direct labor, direct materials, allocations of costs, costs that are explicitly chargeable to the customer and other costs that are incurred only because the Group entered into the contract. Other costs of fulfilling a contract, which are not capitalized as inventory, property, plant and equipment or intangible assets, are expensed as incurred.

Capitalized contract costs are stated at cost less accumulated amortization and impairment losses. Impairment losses are recognized to the extent that the carrying amount of the contract cost asset exceeds the net of (i) remaining amount of consideration that the Group expects to receive in exchange for the goods or services to which the asset relates, less (ii) any costs that relate directly to providing those goods or services that have not yet been recognized as expenses.
Amortization of capitalized contract costs is charged to profit or loss when the revenue to which the asset relates is recognized. The accounting policy for revenue recognition is set out in Note 2.25.

Contract assets and contract liabilities
2.10	Contract assets and contract liabilities
A contract asset is recognized when the Group recognizes revenue (see Note 2.25) before being unconditionally entitled to the consideration under the payment terms set out in the contract. Contract assets are assessed for expected credit loss (“ECL”) in accordance with the policy set out in Note 2.14 and are reclassified to receivables when the right to the consideration has become unconditional (see Note 2.16).
A contract liability is recognized when the customer pays
non-refundable
consideration before the Group recognizes the related revenue (see Note 2.25). A contract liability would also be recognized if the Group has an unconditional right to receive non-refundable
consideration before the Group recognizes the related revenue. In such cases, a corresponding receivable would also be recognized (see Note 2.16).
The Group provides subscriber points reward program, the transaction price of providing telecommunications services and the subscriber points reward is allocated based on their standalone price. The allocated portion of transaction price for the subscriber points reward is recorded as contract liability when the rewards are granted and recognized as revenue when the points are redeemed or expired;
For a single contract with the customer, either a net contract asset or a net contract liability is presented. For multiple contracts, contract assets and contract liabilities of unrelated contracts are not presented on a net basis.
When the contract includes a significant financing component, the contract balance includes interest accrued under the effective interest method (see Note 2.25).

Other Assets
2.11	Other Assets
Other assets mainly represent (i) computer software; (ii) prepaid usage fees for transmission lines and electricity cables.

(i)
Acquired computer software licenses are capitalized on the basis of the costs incurred to acquire and bring to use the specific software. These costs are amortized over their estimated useful lives on a straight-line basis.

(ii)	Long-term prepaid usage fees for transmission lines and electricity cables are amortized using a straight-line method over service period.

Financial Assets
2.12	Financial Assets
The Group classifies its financial assets into two measurement categories: those measured at amortized cost and those measured at fair value. The determination is made at initial recognition and the classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument.
Financial assets measured at amortized cost
Investments are classified under this category if they satisfy both of the following conditions:

•
The assets are held within a business model whose objective is to hold assets in order to collect contractual cash flows for managing liquidity and generating income on the investments, but not for the purpose of realizing fair value gains; and

•
The contractual terms of the financial assets give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding, with interest being the consideration for the time value of money and for the credit risk associated with the principal amount outstanding during a particular period of time.

Cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets are also classified under this category.
Financial assets under this category are carried at amortized cost using effective interest method less provision for impairment. Gains and losses arising from disposal, being the differences between the net sales proceeds and the carrying values, are recognized in the statements of income. Interest income is recognized in the statements of income using the effective interest method and disclosed as interest income.

Financial assets measured at fair value
Investments and other financial assets are classified under this category if they do not meet the conditions to be measured at amortized cost.
Financial assets under this category are equity investments carried at fair value. Gains and losses arising from changes in fair value are included in the statements of income or the statements of comprehensive income in cases where an irrevocable election is made by the Group to recognize changes in fair value of an equity investment measured at fair value through the statements of income or the statements of comprehensive income, in the period in which they arise. Upon disposal of the investments, the differences between the net sale proceeds and the carrying values are included in the statements of income or the statements of comprehensive income. Dividend income is recognized when the right to receive a dividend is established and is disclosed separately as dividend income.
Purchases and sales of financial assets are recognized on the trade date. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or the Group has transferred substantially all the risks and rewards of ownership of the assets.

Impairment of Non-Financial Assets
2.13	Impairment of Non-Financial Assets
Assets that have an indefinite useful life or are not yet available for use are not subject to amortization and are tested for impairment at each statements of financial position date. Assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of (i) an asset’s fair value less costs to sell and (ii) value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). Assets other than goodwill that impairment losses were previously recognized are reviewed for possible reversal of the impairment at each reporting date.

Credit losses from financial instruments, contract assets and lease receivables
2.14	Credit losses from financial instruments and contract assets

a)	Policy applicable from January 1, 2018
The Group recognizes a loss allowance for ECLs on the following items:

•
financial assets measured at amortized cost (including cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets); and

•	contract assets as defined in IFRS 15,“Revenue from contracts with customers” (“IFRS 15”) (see Note 2.10).
Financial assets measured at fair value, including financial assets at fair value through profit and loss and financial assets at fair value through other comprehensive income, are not subject to the ECL assessment.

Measurement of ECLs
ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all expected cash shortfalls (i.e. the difference between the cash flows due to the Group in accordance with the contract and the cash flows that the Group expects to receive).
The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.
In measuring ECLs, the Group takes into account reasonable and supportable information that is available without undue cost or effort. This includes information about past events, current conditions and forecasts of future economic conditions.
ECLs are measured on either of the following bases:

•	twelve month ECLs: these are losses that are expected to result from possible default events within the twelve months after the reporting date; and

•	lifetime ECLs: these are losses that are expected to result from all possible default events over the expected lives of the items to which the ECL model applies.
Loss allowances for accounts receivable and contract assets are always measured at an amount equal to lifetime ECLs. ECLs on these financial assets are estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors and an assessment of both the current and forecast general economic conditions at the reporting date.
For all other financial instruments, the Group recognizes a loss allowance equal to twelve months ECLs unless there has been a significant increase in credit risk of the financial instrument since initial recognition, in which case the loss allowance is measured at an amount equal to lifetime ECLs.

Significant increases in credit risk
In assessing whether the credit risk of a financial instrument has increased significantly since initial recognition, the Group compares the risk of default occurring on the financial instrument assessed at the reporting date with that assessed at the date of initial recognition. The Group considers both quantitative and qualitative information that is reasonable and supportable, including historical experience and forward-looking information that is available without undue cost or effort.
In particular, the following information is taken into account when assessing whether credit risk has increased significantly since initial recognition:

•	failure to make payments of principal or interest on their contractually due dates;

•	an actual or expected significant deterioration in a financial instrument’s external or internal credit rating (if available);

•	an actual or expected significant deterioration in the operating results of the debtor; and

•	existing or forecast changes in the technological, market, economic or legal environment that have a significant adverse effect on the debtor’s ability to meet its obligation to the Group.
Depending on the nature of the financial instruments, the assessment of a significant increase in credit risk is performed on either an individual basis or a collective basis. When the assessment is performed on a collective basis, the financial instruments are grouped based on shared credit risk characteristics, such as past due status and credit risk ratings.
ECLs are remeasured at each reporting date to reflect changes in the financial instrument’s credit risk since initial recognition. Any change in the ECL amount is recognized as an impairment gain or loss in profit or loss. The Group recognizes an impairment gain or loss for all financial instruments with a corresponding adjustment to their carrying amount through a loss allowance account.

Credit-impaired financial assets
At each reporting date, the Group assesses whether a financial asset is credit-impaired. A financial asset is credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. Evidence that a financial asset is credit-impaired includes the following observable events:

•	significant financial difficulties of the debtor;

•	a breach of contract, such as a default or delinquency in interest or principal payments;

•	it becoming probable that the borrower will enter into bankruptcy or other financial reorganization;

•	significant changes in the technological, market, economic or legal environment that have an adverse effect on the debtor; or

•	the disappearance of an active market for a security because of financial difficulties of the issuer.
Write-off
policy
The gross carrying amount of a financial asset or contract asset is written off (either partially or in full) to the extent that there is no realistic prospect of recovery. This is generally the case when the Group determines that the debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off.
Subsequent recoveries of an asset that was previously written off are recognized as a reversal of impairment in profit or loss in the period in which the recovery occurs.
b) Policy applicable prior to January 1, 2018
Prior to January 1, 2018, the Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or group of financial assets measured at amortized cost is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated.

Inventories and Consumables

2.15	Inventories and Consumables
Inventories, which primarily comprise handsets, SIM/USIM cards and accessories, are stated at the lower of cost and net realizable value. Cost is based on the first-in-first-out
method and comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition. Net realizable value for all the inventories is determined on the basis of anticipated sales proceeds less estimated selling expenses.
Consumables consist of materials and supplies used in maintaining the Group’s telecommunications networks and are charged to the statements of income when brought into use. Consumables are stated at cost less any provision for obsolescence.

Accounts Receivable
2.16	Accounts Receivable
A receivable is recognized when the Group has an unconditional right to receive consideration. A right to receive consideration is unconditional if only the passage of time is required before payment of that consideration is due. If revenue has been recognized before the Group has an unconditional right to receive consideration, the amount is presented as a contract asset (see Note 2.10).
Receivables are stated at amortized cost using the effective interest method less allowance for credit losses (see Note 2.14).

Short-term Bank Deposits
2.17	Short-term Bank Deposits
Short-term bank deposits are cash invested in fixed-term deposits with original maturities ranging from more than three months to one year.

Cash and Cash Equivalents
2.18	Cash and Cash Equivalents
Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less.

Government Grants
2.19	Government Grants
Government grants are recognized in the statements of financial position initially when there is reasonable assurance that they will be received and that the Group will comply with the conditions attaching to them. Grants that compensate the Group for expenses incurred are recognized as income in profit or loss on a systematic basis in the same period in which the expenses are incurred. Grants that compensate the Group for the cost of an asset are recognized as deferred revenue consequently are effectively recognized in profit or loss over the useful life of the asset as other income.

Borrowings
2.20	Borrowings
Borrowings are recognized initially at fair value, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost, any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the statements of income over the period of the borrowings using the effective interest method.
Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least twelve months after the statements of financial position date.

Share Capital
2.21	Share Capital
Ordinary shares are classified as equity.
Incremental costs directly attributable to the issuance of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.
Where any group company purchases the Company’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental costs (net of tax) is deducted from equity attributable to equity shareholders of the Company and no gain or loss shall be recognized in the statements of income.

Employee Benefits
2.22	Employee Benefits

(a)	Retirement benefits
The Group participates in defined contribution pension schemes. For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The contributions are recognized as employee benefit expenses when they are due. Prepaid contributions are recognized as an asset to the extent that a reduction in the future payments is available.

(b)	Medical insurance
The Group’s contributions to basic and supplementary medical insurances are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(c)	Housing benefits
One-off
cash housing subsidies paid to PRC employees are charged to the statements of income in the year in which it is determined that the payment of such subsidies is probable and the amounts can be reasonably estimated.
The Group’s contributions to the housing fund, special monetary housing benefits and other housing benefits are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(d)	Supplementary benefits
In addition to participating in local governmental defined contribution social insurance, subsidiaries of the Group also provide other post retirement supplementary benefits to their employees, including supplementary pension allowance, reimbursement of medical expenses and supplementary medical insurance. These post retirement supplementary benefits are accounted as defined benefit plan. The present value of the defined benefit obligation is included in non-current
other obligations and salary and welfare payables (current portion). The liability is remeasured with sufficient regularity and the movement of the remeasurement is recognized in other comprehensive income, which is not allowed to reverse to profit and loss in subsequent period. As of December 31, 2019, the amount of the liability was RMB70 million (2018: RMB73 million).

(e)	Share-based compensation costs
The Group operates an equity-settled, share-based compensation plan. The fair value of the employee services received in exchange for the grant of the share options is recognized as an expense. The total amount to be expensed over the vesting period is determined by reference to the fair value of the share options granted at the grant date excluding the impact of any non-market
vesting conditions (for example, revenue and profit targets) and is not subsequently remeasured. However, non-market
vesting conditions are considered in determining the number of options that are expected to vest. At each statements of financial position date, the Group revises its estimates of the number of share options that are expected to vest. The Group recognizes the impact of the revision of original estimates, if any, in the statements of income of the period in which the revision occurs, with a corresponding adjustment to equity.
The equity amount is recognized in the employee share-based compensation reserve until either the option is exercised (when it is included in the amount recognized in share capital for the shares issued) or the option expires (when it is released directly to retained profits).

(f)	Restricted A-Share Incentive Scheme
Restricted shares granted by
A-Share
Company to the employees of the Group is treated as a capital contribution. The fair value of the core employee services received in exchange for the grant of the restricted shares is recognized as an expense over the vesting period, with a corresponding credit to equity. The total amount to be expensed is determined by reference to the fair value of the granted shares measured as of the grant date less the subscription price.
At the end of each reporting period, the Group revises its estimates of the number of restricted shares that are expected to be vested. The impact of the revision of the original estimates, if any, is recognized in profit or loss, with a corresponding adjustment to equity.

Accounts Payable
2.23	Accounts Payable
Accounts payable are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current
liabilities.
Accounts payable are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Provisions
2.24	Provisions
Provisions are recognized when the Group has present legal or constructive obligations as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.
Provisions are measured at the present value of the
pre-tax
amount of expenditures expected to be required to settle the obligation that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as interest expense.

Revenue Recognition
2.25	Revenue Recognition
Income is classified by the Group as revenue when it arises from the provision of services and the sale of goods in the ordinary course of the Group’s business.
Revenue is recognized when control over a product or service is transferred to the customer, or the lessee has the right to use the asset, at the amount of promised consideration to which the Group is expected to be entitled, excluding those amounts collected on behalf of third parties. Revenue excludes value added tax or other sales taxes and is after deduction of any trade discounts.
Where the contract contains a financing component which provides a significant financing benefit to the customer for more than twelve months, revenue is measured at the present value of the amount receivable, discounted using the discount rate that would be reflected in a separate financing transaction with the customer, and interest income is accrued separately under the effective interest method. Where the contract contains a financing component which provides a significant financing benefit to the Group, revenue recognized under that contract includes the interest expense accreted on the contract liability under the effective interest method. The Group takes advantage of the practical expedient in IFRS 15 and does not adjust the consideration for any effects of a significant financing component if the period of financing is twelve months or less.

Further details of the Group’s revenue and other income recognition policies are as follows:

•	Voice usage and monthly fees are recognized when the services are rendered;

•	Revenue from the provision of broadband and mobile data services are recognized when the services are provided to customers;

•
Data and internet application service revenue, which mainly represent revenue from the provision of data storage and application, information communications technology and other internet related services, are recognized upon fulfillment of services obligation;

•
Other value-added services revenue, which mainly represents revenue from the provision of services such as short message, cool ringtone, personalized ring, caller number display and secretarial services to subscribers etc., are recognized when services are rendered;

•
Interconnection fees, which represent revenue from other domestic and foreign telecommunications operators for the use of the Group’s telecommunications network, are recognized when services are rendered;

•
Revenue from transmission lines usage and associated services, which mainly represent income from offering transmission lines and customer-end
equipment to customers for usage and related services, are recognized upon fulfillment of services obligation over the respective usage and service period;

•	Standalone sales of telecommunications products, which mainly represent handsets and accessories, and telecommunications equipment, are recognized when title have been passed to the buyers;

•
The Group offers preferential packages to customers which include bundle sale of mobile handsets and provision of services. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their standalone selling prices. Revenue relating to the sale of handset is recognized when the title is passed to the customer whereas service revenue is recognized based upon the actual usage of telecommunications services. The cost of the mobile handset is expensed immediately to the statements of income upon revenue recognition.

In general revenue from rendering of telecommunication services are recognized over-time upon fulfillment of services obligation, whereas revenue from sales of handsets and other telecommunications equipment, in case they are treated as separate performance obligations, are recognized at a point in time.

Interest income
2.26	Interest income
Interest income from deposits in banks or other financial institutions is recognized on a time proportion basis, using the effective interest method. For financial assets measured at amortized cost that are not credit-impaired, the effective interest rate is applied to the gross carrying amount of the asset. For credit impaired financial assets, the effective interest rate is applied to the amortized cost of the asset.

Dividend income
2.27	Dividend income
Dividend income is recognized when the right to receive payment is established.

Leased assets
2.28	Leased assets
At inception of a contract, the Group assesses whether the contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. Control is conveyed where the customer has both the right to direct the use of the identified asset and to obtain substantially all of the economic benefits from that use.

(a)	As a lessee

(i)	Policy applicable from January 1, 2019
At inception or on reassessment of a contract that contains a lease component, the Group allocates the consideration in the contract to each lease and non-lease
component on the basis of their relative stand-alone prices.
At the lease commencement date, the Group recognizes a
right-of-use
asset and a lease liability, except for short-term leases that have a lease term of 12 months or less and leases of low-value
assets which, for the Group are primarily computers and office furniture. When the Group enters into a lease in respect of a low-value
asset, the Group decides whether to capitalize the lease on a lease-by-lease
basis. The lease payments associated with those leases which are not capitalized are recognized as an expense on a systematic basis over the lease term.
Where the lease is capitalized, the lease liability is initially recognized at the present value of the lease payments payable over the lease term, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, using a relevant incremental borrowing rate. After initial recognition, the lease liability is measured at amortized cost and interest expense is calculated using the effective interest method. Variable lease payments that do not depend on an index or rate are not included in the measurement of the lease liability and hence are charged to profit or loss in the accounting period in which they are incurred.

The
right-of-use
asset recognized when a lease is capitalized is initially measured at cost, which comprises the initial amount of the lease liability plus any lease payments made at or before the commencement date, and any initial direct costs incurred. Where applicable, the cost of the right-of-use
assets also includes an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, discounted to their present value, less any lease incentives received. The right-of-use
asset is subsequently stated at cost less accumulated depreciation and impairment losses (see Note 2.13).
Right-of-use
assets are subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use
asset or the end of the unexpired term of lease. The estimated useful lives of right-of-use
assets are determined on the same basis as those of property and equipment.
The lease liability is remeasured when there is a change in future lease payments arising from a change in an index or rate, or there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or there is a change arising from the reassessment of whether the Group will be reasonably certain to exercise a purchase, extension or termination option. When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use
asset, or is recorded in profit or loss if the carrying amount of the right-of-use
asset has been reduced to zero.
The Group presents
right-of-use
assets that do not meet the definition of investment property, and lease liabilities separately in the consolidated statements of financial position.

(ii)	Policy applicable prior to January 1, 2019
In the comparative period, as a lessee the Group classified leases as finance leases if the leases transferred substantially all the risks and rewards of ownership to the Group. Leases which did not transfer substantially all the risks and rewards of ownership to the Group were classified as operating leases.
Where the Group acquired the use of assets under finance leases, the amounts representing the fair value of the leased asset, or, if lower, the present value of the minimum lease payments, of such assets were recognized as property, plant and equipment and the corresponding liabilities, net of finance charges, were recorded as obligations under finance leases. Impairment losses were accounted for in accordance with the accounting policy as set out in note 2.13. Finance charges implicit in the lease payments were charged to profit or loss over the period of the leases so as to produce an approximately constant periodic rate of charge on the remaining balance of the obligations for each accounting period. Contingent rentals were charged to profit or loss in the accounting period in which they were incurred.
Where the Group had the use of assets held under operating leases, payments made under the leases were charged to profit or loss in equal instalments over the accounting periods covered by the lease term, except where an alternative basis was more representative of the pattern of benefits to be derived from the leased asset. Lease incentives received were recognized in profit or loss as an integral part of the aggregate net lease payments made. Contingent rentals were charged to profit or loss in the accounting period in which they were incurred.

(b)	As a lessor
When the Group acts as a lessor, it determines at lease inception whether each lease is a finance lease or an operating lease. A lease is classified as a finance lease if it transfers substantially all the risks and rewards incidental to the ownership of an underlying assets to the lessee. If this is not the case, the lease is classified as an operating lease.
When a contract contains lease and
non-lease
components, the Group allocates the consideration in the contract to each component on a relative stand-alone selling price basis. The rental income from operating leases is recognized in profit or loss in equal instalments over the periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the use of the leased asset. Lease incentives granted are recognized in profit or loss as an integral part of the aggregate net lease payments receivable. Variable lease payments that do not depend on an index or a rate are recognized as income in the accounting period in which they are earned.
When the Group is an intermediate lessor, the
sub-leases
are classified as a finance lease or as an operating lease with reference to the right-of-use
asset arising from the head lease. If the head lease is a short-term lease to which the Group applies the exemption described in note 2.28(a)(i), then the Group classifies the sub-lease
as an operating lease.

Borrowing Costs
2.29	Borrowing Costs
Borrowing costs are expensed as incurred, except for interest directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use, in which case they are capitalized as part of the cost of that asset. Capitalization of borrowing costs commences when expenditures for the asset and borrowing costs are being incurred and the activities to prepare the asset for its intended use are in progress. Borrowing costs are capitalized up to the date when the project is completed and ready for its intended use.
To the extent that funds are borrowed specifically for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined at the actual borrowing costs incurred on that borrowing during the period less any investment income on the temporary investment of those borrowings.
To the extent that funds are borrowed generally and used for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined by applying a capitalization rate to the expenditures on that asset. The capitalization rate is the weighted average of the borrowing costs applicable to the borrowings of the Group that are outstanding during the period, other than borrowings made specifically for the purpose of obtaining a qualifying asset. The amount of borrowing costs capitalized during a period should not exceed the amount of borrowing cost incurred during that period. Other borrowing costs are recognized as expenses when incurred.

Taxation
2.30	Taxation

(a)	Current income tax
The current income tax charge is calculated on the basis of the tax laws enacted or substantially enacted at the statements of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of the amount expected to be paid to the tax authorities.

(b)	Deferred income tax
Deferred tax assets and liabilities arise from deductible and taxable temporary differences respectively, being the differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax assets also arise from unused tax losses and unused tax credits.
Apart from certain limited exceptions, all deferred tax liabilities, and all deferred tax assets to the extent that it is probable that future taxable profits will be available against which the asset can be utilized, are recognized. Future taxable profits that may support the recognition of deferred tax assets arising from deductible temporary differences include those that will arise from the reversal of existing taxable temporary differences, provided those differences relate to the same taxation authority and the same taxable entity, and are expected to reverse either in the same period as the expected reversal of the deductible temporary difference or in periods into which a tax loss arising from the deferred tax asset can be carried back or forward. The same criteria are adopted when determining whether existing taxable temporary differences support the recognition of deferred tax assets arising from unused tax losses and credits, that is, those differences are taken into account if they relate to the same taxation authority and the same taxable entity, and are expected to reverse in a period, or periods, in which the tax loss or credit can be utilized.
The limited exceptions to recognition of deferred tax assets and liabilities are those temporary differences arising from goodwill not deductible for tax purposes, the initial recognition of assets or liabilities that affect neither accounting nor taxable profit (provided they are not part of a business combination), and temporary differences relating to investments in subsidiaries to the extent that, in the case of taxable differences, the Group controls the timing of the reversal and it is probable that the differences will not reverse in the foreseeable future, or in the case of deductible differences, unless it is probable that they will reverse in the future.
The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow the related tax benefit to be utilized. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profits will be available.

Dividend Distribution
2.31	Dividend Distribution
Dividend distribution to the Company’s shareholders is recognized as a liability in the Company’s financial statements in the period in which the dividends are approved by the Company’s shareholders.

Contingent Liabilities and Contingent Assets
2.32	Contingent Liabilities and Contingent Assets
A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence
of one or more uncertain future events not wholly within the control of the Group. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.
A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow of economic resources occurs so that outflow is probable, the liability will then be recognized as a provision.
A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence
of one or more uncertain future events not wholly within the control of the Group.
A contingent asset is not recognized but is disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When an inflow is virtually certain, an asset is recognized.

Earnings per Share
2.33	Earnings per Share
Basic earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year.
Diluted earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year, after adjusting for the effects of the dilutive potential ordinary shares.

Related parties
2.34	Related parties

(a)	A person, or a close member of that person’s family, is related to the Group if that person:

(i)	has control or joint control over the Group;

(ii)	has significant influence over the Group; or

(iii)	is a member of the key management personnel of the Group or the Group’s parent.

(b)	An entity is related to the Group if any of the following conditions applies:

(i)	The entity and the Group are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others);

(ii)	One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member);

(iii)	Both entities are joint ventures of the same third party;

(iv)	One entity is a joint venture of a third entity and the other entity is an associate of the third entity;

(v)	The entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group;

(vi)	The entity is controlled or jointly controlled by a person identified in (a); or

(vii)	A person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).
Close members of the family of a person are those family members who may be expected to influence, or be influenced by, that person in their dealings with the entity.